EXHIBIT 99.2

KOSTIN RUFFKESS & COMPANY, LLC
Business Advisors and Certified Public Accountants

February 10, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  Flight Safety Technologies, Inc.

We have read the statements that we understand Flight Safety Technologies, Inc. will include under Item 4.01 of the Form 8K it will file regarding its change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Yours truly,

 /s/ Kostin Ruffkess & Company, LLC
Kostin, Ruffkess & Company, LLC